[LOGO:  MANAGERS AMG FUNDS]

              FRONTIER CAPITAL MANAGEMENT COMPANY

                    FRONTIER SMALL COMPANY
                          VALUE FUND

                          PROSPECTUS

                    dated January 31, 2003


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

              FRONTIER SMALL COMPANY VALUE FUND

                     TABLE OF CONTENTS
                     -----------------

                                              PAGE
                                              ----
KEY INFORMATION                                 1
 Summary of the Goals, Principal
  Strategies and Principal
 Risk Factors of the Fund                       1

PERFORMANCE SUMMARY                             3
 Small Company Value Fund                       3

FEES AND EXPENSES OF THE FUND                   4
 Fees and Expenses                              4
 Example                                        5

FRONTIER SMALL COMPANY VALUE FUND               6
 Objective                                      6
 Principal Investment Strategies                6
 Should You Invest in this Fund?                7

MANAGERS AMG FUNDS                              8

FINANCIAL HIGHLIGHTS                            9

YOUR ACCOUNT                                   11
 Minimum Investments in the Fund               11

HOW TO PURCHASE SHARES                         12

DISTRIBUTION PLAN                              13

HOW TO SELL SHARES                             13

INVESTOR SERVICES                              14

OPERATING POLICIES                             14

ACCOUNT STATEMENTS                             15

DIVIDENDS AND DISTRIBUTIONS                    16

TAX INFORMATION                                16

CONTACT INFORMATION                            17


                      KEY INFORMATION
                      ---------------

This Prospectus contains important information for anyone interested in investing in the FRONTIER SMALL COMPANY VALUE FUND (the "Small Company Value Fund" or the "Fund"), a series of MANAGERS AMG FUNDS. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL RISK
FACTORS OF THE FUND

The following is a summary of the goals, principal strategies and principal risk factors of the Fund.

SMALL COMPANY VALUE FUND
------------------------

                                                          PRINCIPAL
GOAL                  PRINCIPAL STRATEGIES                RISK FACTORS
-------------------   -----------------------             ------------
Long-term             Primarily invests in the equity     Market Risk
capital               securities of small capitalization  Management Risk
appreciation          U.S. companies that Frontier        Sector Risk
                      believes are undervalued            Small-Cap Company Risk
                                                          Value Stock Risk
                      Invests at least 80% of its
                      assets in the equity securities
                      (generally common and preferred
                      stocks) of U.S. companies that,
                      at the time of purchase, have market
                      capitalizations between $100
                      million and $1.5 billion and are
                      priced below three (3) times
                      book value

                      Ordinarily invests in 50 to 100
                      companies that are selected from
                      all sectors of the market based
                      upon a bottom-up analysis of
                      each company's fundamentals.

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. The following is a discussion of the principal risk factors of the Fund.

MARKET RISK
-----------
The Fund is subject to the risks generally of investing in stocks, commonly referred to as "market risk." Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of the Fund's portfolio of investments is also likely to decrease in value. The increase or decrease in the value of the Fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

MANAGEMENT RISK
---------------
The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The success of the Fund's investment strategy depends significantly on the skill of Frontier Capital Management Company, LLC ("Frontier") in assessing the potential of the securities in which the Fund invests. Frontier will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

SECTOR RISK
-----------
Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies of a particular sector of the market to decrease. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

SMALL-CAP COMPANY RISK
----------------------
Small capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. Small capitalization companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Small Company Value Fund may underperform other stock funds (such as medium- and large-company stock funds) when stocks of smaller capitalization companies are out of favor.

VALUE STOCK RISK
----------------
"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. With value investing, a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. For this reason, the Small Company Value Fund may underperform other stock funds (such as large-company growth stock funds) when smaller company value stocks are out of favor.

                    PERFORMANCE SUMMARY
                    -------------------

SMALL COMPANY VALUE FUND
------------------------
The following bar chart provides an indication of the risks of investing in the Small Company Value Fund by showing the Small
Company Value Fund's performance since inception on February
28, 2001 and how that performance has varied.


    ANNUAL TOTAL RETURN - SINCE INCEPTION FEBRUARY 28, 2001
    -------------------------------------------------------

Year            Annual Return
--------        -------------
 2002               -14.5%


Best Quarter:    21.3%  (4th Quarter 2001)
Worst Quarter:  -19.8%  (3rd Quarter 2002)

The following table compares the Small Company Value Fund performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for the Fund and the index. As always, the past performance of the Fund is not an indication of how it will perform in the future.

   AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002 (1)
   --------------------------------------------------------
                                                  SINCE
SMALL COMPANY VALUE FUND        1 YEAR            INCEPTION
------------------------        ---------         ---------
Return Before Taxes              -14.5%             -0.8%

Return After Taxes on
  Distributions                  -14.5%             -2.5%

Return After Taxes on
  Distributions and Sale of
  Fund Shares                     -8.9%             -1.3%

Russell 2000 Value Index (2)     -20.5%             -9.7%


The Russell 2000 Value Index is a market-capitalization weighted index of 2000 U.S. common stocks.

(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes.

                FEES AND EXPENSES OF THE FUND
                -----------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF
YOU BUY AND HOLD SHARES OF THE FUND.

FEES AND EXPENSES

   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   ----------------------------------------------------------

Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of the offering price)     None

Maximum Deferred Sales Charge (Load)                   None

Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends and Other Distributions                     None

Redemption Fee                                         None

Exchange Fee                                           None

Maximum Account Fee                                    None


              ANNUAL FUND OPERATING EXPENSES
       (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
       ---------------------------------------------

                                               SMALL COMPANY
                                                 VALUE FUND
                                               -------------
Management Fee                                     1.10%

Distribution (12b-1) Fees                          0.25%

Other Expenses                                     0.80%
                                               -------------
Total Annual Fund Operating Expenses               2.15%

Fee Waiver and Reimbursement (1)                  -0.66%
                                               -------------
Net Annual Fund Operating Expenses                 1.49%
                                               =============

(1) The Managers Funds LLC and Frontier have contractually agreed to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.49% of the Small Company Value Fund's average annual net assets, subject to later reimbursement by the Fund in certain circumstances. See "Managers AMG Funds." This agreement will not terminate earlier than February 1, 2004.

EXAMPLE
-------
The following Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
                          ------  -------  -------  --------
Small Company Value Fund   $152     $577    $1,062    $2,399

The Example reflects the impact of the Fund's contractual expense limitation for the period through February 1, 2004.

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

          FRONTIER SMALL COMPANY VALUE FUND
          ---------------------------------

OBJECTIVE
---------
The Small Company Value Fund's objective is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Small Company Value Fund invests at least 80% of its net assets in equity securities of small capitalization U.S. companies. This policy may not be changed without providing shareholders 60 days notice. Currently, the term "small capitalization companies" refers to companies that, at the time of purchase, have market capitalizations between $100 million and $1.5 billion. The Fund may retain a security if the issuer's capitalization subsequently exceeds $1.5 billion. The Small Company Value Fund's equity investments will consist of common stocks, preferred stocks and convertible preferred stocks.

Frontier purchases stocks that, based on its research it believes, are undervalued and are priced below three (3) times book value. Ordinarily, the Small Company Value Fund invests in 50 to 100 companies that are selected based upon a bottom-up analysis of each company's fundamentals.

Frontier serves as sub-advisor to the Small Company Value Fund. Frontier's investment process will emphasize valuation and earnings potential. Frontier evaluates companies for investment using traditional bottom-up fundamental re-search methods including assessments of earnings quality, return on capital, earnings potential compared to consensus estimates, quality of management, financial leverage (a comparison of corporate debt to equity), growth trends, insider buying and internal or external catalysts to improved performance. In addition to price to book value, the valuation metrics to be reviewed include market capitalization to revenue, free cash flow yield, enterprise value to earnings, comparison to private market value, and investment risk/reward. Generally, Frontier will sell a security if the company's earnings fundamentals are deteriorating, or if it believes valuations are above sustainable or historical levels.

For temporary or defensive purposes, the Small Company Value Fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the Small Company Value Fund is invested in these instruments, the Small Company Value Fund will not be pursuing its investment objective.

SHOULD YOU INVEST IN THIS FUND?

This Fund MAY be suitable if you:

  * Are seeking an opportunity for some equity returns in your investment portfolio

  * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

  * Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

  * Are seeking stability of principal

  * Are investing with a shorter time horizon in mind

  * Are uncomfortable with stock market risk

  * Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies industries and markets. This Fund is not a complete investment program and there is no guarantee that it will reach its stated goals.

                  MANAGERS AMG FUNDS
                  ------------------

Managers AMG Funds is a no-load mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies.

The Managers Funds LLC (the "Investment Manager" or "TMF"), located at 40 Richards Avenue, Norwalk CT 06854, serves as investment manager to the Fund and is responsible for the Fund's overall administration. The Investment Manager also monitors the performance, security holdings and investment strategies of Frontier, the sub-advisor of the Fund and, when appropriate, evaluates any potential new asset managers for the fund family. Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the distributor of the Fund.

Frontier has day-to-day responsibility for managing the Fund's portfolio. Frontier, located at 99 Summer Street, Boston, Massachusetts 02110, is the successor firm to Frontier Capital Management Company, Inc., which was formed in 1980. Affiliated Managers Group, Inc. indirectly owns a majority interest in Frontier. As of December 31, 2002, Frontier had assets under management of approximately $3.8 billion.

SMALL COMPANY VALUE FUND
------------------------
Thomas W. Duncan, Jr. and William A. Teichner, CFA are the portfolio managers for the Small Company Value Fund. Mr. Duncan is a Senior Vice President of, and portfolio manager for, Frontier, positions he has held since 1996. Prior to that time, Mr. Duncan was a Research Analyst with Frontier from 1993. Mr. Teichner is also a Vice President of, and portfolio manager for, Frontier, positions he has held since 1995.

The Small Company Value Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 1.10% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Frontier 1.10% of the average daily net assets of the Fund for its services as sub-advisor. Under its investment management agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Frontier, Frontier reimburses the Investment Manager for the costs the Investment Manager bears in providing administrative, shareholder and other additional services to the Fund.

The Investment Manager has contractually agreed, through February 1, 2004, to waive fees and pay or reimburse the Fund to the extent total expenses of the Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 1.49% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within 3 years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.49% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Frontier from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

                  FINANCIAL HIGHLIGHTS
                  --------------------

The following Financial Highlights table is intended to help you understand the Fund's financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Small Company Value Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund's Annual Report, which is available upon request.

--------------------------------------------------------------------------
FRONTIER SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each fiscal period* ended September 30,
--------------------------------------------------------------------------
                                              2002              2001 *
                                           ----------         ---------
NET ASSET VALUE, BEGINNING OF PERIOD         $  9.49           $ 10.00
                                           ----------         ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          0.02              0.02
 Net realized and unrealized gain
  (loss) on investments                         0.15 (a)         (0.53)
                                           ----------         ---------
    Total from investment operations            0.17             (0.51)
                                           ----------         ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                         (0.02)                -
 Net realized gain on investments              (0.89)                -
                                           ----------         ---------
  Total distributions to shareholders          (0.91)                -
                                           ----------         ---------
NET ASSET VALUE, END OF PERIOD               $  8.75           $  9.49
                                           ==========         =========
--------------------------------------------------------------------------
Total Return (b)                               0.13%           (5.10)% (c)
==========================================================================
Ratio of net expenses to average net assets    1.49%             1.49% (d)

Ratio of net investment income to average
  net assets                                   0.30%             0.45% (d)

Portfolio turnover                               83%               79% (c)

Net assets at end of period (000's omitted)  $13,920           $10,108
==========================================================================
Expense Offsets (e)
-------------------
Ratio of total expenses to average net assets  2.15%             2.51% (d)

Ratio of net investment loss to average
  net assets                                  (0.36)%          (0.57)% (d)
==========================================================================
* Commencement of operations was February 28, 2001.
(a) The amount shown for a share outstanding does not correspond with the aggregate net gain/loss from investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.

(b) Total return would have been less absent the expense offsets.
(c) Not annualized.
(d) Annualized.
(e) Ratio information assuming no reduction of Fund expenses.


                      YOUR ACCOUNT
                      ------------

As an investor, you pay no sales charges to invest in the Fund and you pay no charges to transfer within the Fund family or even to redeem out of the Fund. The price at which you purchase and redeem your shares is equal to the NET ASSET VALUE PER SHARE (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. The Fund's NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUND
-------------------------------
Cash investments in the Fund must be in U.S. Dollars. Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to Managers AMG Funds or State Street Bank and Trust Company will be accepted.

The following table provides the minimum initial and additional investments in the Fund:

                                         ADDITIONAL
                     INITIAL INVESTMENT  INVESTMENT
                     ------------------  ----------
Regular accounts          $25,000          $1,000
Traditional IRA            25,000           1,000
Roth IRA                   25,000           1,000


The Fund or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third party such as a bank, broker-dealer or other fund distribution organization, rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

                 HOW TO PURCHASE SHARES
                 ----------------------

-------------------------------------------------------------------------------
                        Initial Purchase             Additional Purchases
                        ----------------             --------------------
Through your            Contact your investment      Send any additional
Investment Advisor      advisor or other investment  monies to your
                        professional.                investment professional
                                                     at the address appearing
                                                     on your account statement.
-------------------------------------------------------------------------------
ALL SHAREHOLDERS:       Complete the account         Write a letter of instruc-
-----------------       application. Mail the        tion and a check
BY MAIL                 application and a check      payable to Managers
                        payable to Managers AMG      AMG Funds to:
                        Funds to:

                        Managers AMG Funds           Managers AMG Funds
                        c/o Boston Financial         c/o Boston Financial
                        Data Services, Inc.          Data Services, Inc.
                        P.O. Box 8517                P.O. Box 8517
                        Boston, MA 02266-8517        Boston, MA 02266-8517

                                                     Include your account #
                                                     and Fund name on your
                                                     check
-------------------------------------------------------------------------------
By Telephone            Not Available                If your account has
                                                     already been established,
                                                     call the Transfer
                                                     Agent at (800) 252-0682.
                                                     The minimum additional
                                                     investment is $1,000
-------------------------------------------------------------------------------
By Internet             Not Available                If your account has
                                                     already been established,
                                                     see our website
                                                     at managersamg.com.
                                                     The minimum additional
                                                     investment is $1,000
-------------------------------------------------------------------------------

NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK, THE
FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO 15
CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

FOR BANK WIRES: Please call and notify the Fund at (800) 252-0682. Then instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN Managers AMG Funds A/C 9905-472-8, FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

                   DISTRIBUTION PLAN
                   -----------------

The Fund has adopted a distribution plan to pay for the marketing of shares of the Fund. Under the plan, the Board of Trustees has authorized payments at an annual rate of up to 0.25% of the Fund's average daily net assets to the Distributor for providing distribution services. Because fees for the marketing of the Fund's shares are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment in the Fund and may cost more than other types of sales charges.

                  HOW TO SELL SHARES
                  ------------------

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund's Transfer Agent receives your order. The Fund's NAV is calculated at the close of business of the NYSE, usually 4:00 p.m. New York Time.

-------------------------------------------------------------------------
                                 Instructions
-------------------------------------------------------------------------
Through your Investment
Advisor                          Contact your investment advisor or other
                                 investment professional.
-------------------------------------------------------------------------
All Shareholders:
By Mail                          Write a letter of instruction containing:

                                   * the name of the Fund
                                   * dollar amount or number of shares to
                                     be sold
                                   * your name
                                   * your account number
                                   * signatures of all owners on account

                                 Mail letter to:
                                   Managers AMG Funds
                                   c/o Boston Financial Data Services, Inc.
                                   P.O. Box 8517
                                   Boston, MA 02266-8517
-------------------------------------------------------------------------
By Telephone                     If you elected telephone redemption
                                 privileges on your account application,
                                 call us at (800) 252-0682.
-------------------------------------------------------------------------
By Internet                      See our website at www.managersamg.com
-------------------------------------------------------------------------

NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK, THE
FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO 15
CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

Redemptions of $25,000 and over require a signature guarantee.
A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. In joint accounts, both signatures must be guaranteed.

Telephone redemptions are available only for redemptions which are below $25,000.

A TRADITIONAL IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made. A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify. You should consult your tax professional for more information on IRA accounts.

                    INVESTOR SERVICES
                    -----------------

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

Automatic Investments allows you to make automatic deductions from a designated bank account.

Systematic Withdrawals allows you to make automatic monthly withdrawals of $100 or more. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

The Fund has an Exchange Privilege which allows you to exchange your shares of the Fund for shares of other funds in any of our fund families. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. The Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

                    OPERATING POLICIES
                    ------------------

The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Fund is series of a "Massachusetts business trust." The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide these series or any other series into two or more classes of shares with different preferences, privileges, and expenses.

The Fund reserves the right to:

  * redeem an account if the value of the account falls below
    $5,000 due to redemptions;

  * suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

  * change the minimum investment amounts;

  * delay sending out redemption proceeds for up to seven days
    (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

  * make a redemption-in-kind (a payment in portfolio securities instead of in cash);

  * refuse a purchase order for any reason;

  * refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion); and

  * terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions.

                     ACCOUNT STATEMENTS
                     ------------------

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

               DIVIDENDS AND DISTRIBUTIONS
               ---------------------------

Income dividends and net capital gain distributions, if any, are normally declared and paid in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

                     TAX INFORMATION
                     ---------------

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from the Fund.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Fund. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who;

  * fail to provide a social security number or taxpayer identification number;

  * fail to certify that their social security number or taxpayer identification number is correct; or

  * fail to certify that they are exempt from withholding.

                  MANAGERS AMG FUNDS
          FRONTIER SMALL COMPANY VALUE FUND

INVESTMENT MANAGER
------------------
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISER
-----------
Frontier Capital Management Company, LLC
99 Summer Street
Boston, Massachusetts 02110

DISTRIBUTOR
-----------
Managers Distributors, Inc.
40 Richards Avenue
Norwalk, Connecticut 06854-2325

CUSTODIAN
---------
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
-------------
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
--------------
Boston Financial Data Services, Inc.
Attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
--------
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Peter M. Lebovitz
Edward J. Kaier
Eric Rakowski

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ADDITIONAL INFORMATION
----------------------
Additional information for the Fund, including the Statement of Additional Information, is available to you without charge and may be requested as follows:

By Telephone:            Call 1-800-835-3879

By Mail:                 Managers AMG Funds
                         40 Richards Avenue
                         Norwalk, CT 06854

On the Internet:         Electronic copies are available on our
                         website at http://www.managersamg.com

A current Statement of Additional Information for the Fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus). Text-only copies are available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the Fund also may be reviewed and copied at the SEC's Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-9521

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